                                                                    EXHIBIT 99.1
                                                                    ------------


                                ESCROW AGREEMENT
                                ----------------

         THIS AGREEMENT is made as of July 18, 1996, by and among SINTER METALS, INC., a Delaware corporation ("Buyer"), KEY TRUST COMPANY, N.A. (the "Escrow Agent"), and NANCY LUNDGREN, JOHN T. WEAVER, KENDALL S. PAGE AND RICHARD CARMICHAEL (the "Former Stockholders").

                                    RECITALS
                                    --------

         A. The Former Stockholders are the former holders of all outstanding capital stock (the "Stock") of SinterForm Incorporated, a Michigan corporation ("SinterForm") having held the respective percentages of such Stock set forth on Appendix I.

         B. Buyer has become the owner of the Stock pursuant to a Stock Purchase Agreement by and among Buyer and the Former Stockholders, dated as of July 18, 1996 (the "Purchase Agreement").

         C. In connection with the Purchase Agreement, an Escrow Fund is to be established upon the terms and conditions of the Purchase Agreement and this Escrow Agreement.

         D. The Former Stockholders have appointed Nancy Lundgren as their exclusive representative (the "Sellers' Representative") to act on their behalf with regard to, INTER ALIA, all matters arising under this Escrow Agreement and have agreed to be bound by the acts of the Sellers' Representative.

         In consideration of the mutual covenants herein contained, the parties agree as follows:

         1.       ESCROW.

                  1.1 Simultaneously with the execution of this Escrow Agreement, $350,000 (representing a portion of the Purchase Price for the Stock) has been deposited by or on behalf of Buyer with the Escrow Agent. The Escrow Agent acknowledges receipt of said funds and agrees to hold said funds in a separate escrow account (the "Escrow Fund").

                  1.2 The provisions contained in the Purchase Agreement relating to the Escrow Fund are hereby incorporated by reference herein as if fully set forth herein and the Buyer, the Former Stockholders and the Escrow Agent agree to be bound by the terms of this Escrow Agreement. A copy of the Purchase Agreement has been delivered to each of the parties. Defined terms used herein but not defined herein shall have the meanings given such terms in the Purchase Agreement.


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         2.       NATURE OF ESCROW AGENT'S OBLIGATIONS.

                  2.1 DUTIES AND OBLIGATIONS OF ESCROW AGENT. The Escrow Agent shall have no duties or obligations with respect to the Escrow Fund other than those specifically set forth in this Escrow Agreement.

                  2.2 FAILURE TO PERFORM. The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of Buyer, Sellers' Representative, or anyone else other than the Escrow Agent to honor any of the provisions of this Escrow Agreement.

                  2.3 RELIANCE UPON DOCUMENTS. The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent in good faith believes to have been signed or presented by the proper party or parties, but shall not act on oral instructions alone of any party.

                  2.4 OBLIGATION TO TAKE LEGAL ACTION. The Escrow Agent shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability, unless it shall have been furnished with reasonable indemnity.

                  2.5 ERRORS OR OMISSIONS. The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistake in fact or law, or for anything which it may do or refrain from doing in connection with this Escrow Agreement, except for its own negligence, willful misconduct or act of bad faith.

                  2.6 RELIANCE UPON COUNSEL. The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Escrow Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel.

                  2.7 INVESTMENT PERFORMANCE. The Escrow Agent shall have no responsibility or liability for any diminution which may result from any investments or reinvestments made in accordance with this Escrow Agreement.

         3. COMPENSATION. The Escrow Agent shall be compensated in accordance with the provisions of Appendix II attached hereto and made a part hereof, plus reasonable out-of-pocket expenses, including the reasonable fees and costs of attorneys or agents which it may find necessary to engage in performing its duties under this Escrow Agreement (the "Escrow Fees"). All of the Escrow Fees shall be paid one-half by the Buyer and one-half by the Former Stockholders. The Escrow Fees due from the Former Stockholders may be withdrawn from the Escrow Fund by the Escrow Agent.

         4. INDEMNIFICATION. The Escrow Agent shall be and hereby is indemnified and saved harmless by Buyer and the Former Stockholders from all losses, costs, and expenses (including

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reasonable attorneys' fees) which may be incurred by it as a result of or arising out of this Escrow Agreement, including its involvement in any litigation arising from performance of its duties under this Escrow Agreement, other than litigation resulting from any action taken or omitted by the Escrow Agent for which it shall have been adjudged negligent or guilty of willful misconduct or bad faith; and such indemnification shall survive termination of this Escrow Agreement until extinguished by any applicable statute of limitations.

         5. DISTRIBUTIONS. (a) Unless a controversy arises as described in
Section 6, the Escrow Agent shall distribute any and all amounts held as part of the Escrow Fund upon the joint written authorization of Buyer and Sellers' Representative, which Buyer and Sellers' Representative agree to deliver on a timely basis and in conformity with the provisions of this Section 5 and the Purchase Agreement.

                  (b) If no Notice of Claim (as hereinafter defined) is given by the Buyer pursuant to Section 5(c) hereof on or before 5:00 p.m. Cleveland time on October 1, 1997 (the "Deadline"), all funds then in the Escrow Fund shall be forthwith distributed to the Former Stockholders at the respective addresses shown on Appendix I, with each Former Stockholder being entitled to the percentage thereof set forth on Appendix I.

                  (c) If Buyer shall have any claim for which it seeks indemnification from the Escrow Fund as provided for in Article VII of the Purchase Agreement, Buyer shall notify Sellers' Representative and the Escrow Agent thereof prior to the Deadline in writing ("Notice of Claim"). If, by 5:00 p.m. Cleveland time on the thirtieth (30th) day following receipt by the Sellers' Representative of such Notice of Claim, the Buyer and the Escrow Agent shall not have received from the Sellers' Representative notice in writing that the Sellers' Representative disputes the claim asserted in Buyer's Notice of Claim (such notice of dispute being hereinafter referred to as a "Dispute Notice"), payment from the Escrow Fund will be made to Buyer in the amount of, and in full satisfaction of, the claim specified in Buyer's Notice of Claim. If the Sellers' Representative gives such a Dispute Notice to Buyer and the Escrow Agent within said thirty (30) day period, Buyer and Sellers' Representative shall promptly meet and use their best efforts to settle the dispute. If Buyer and Sellers' Representative are unable to reach agreement within thirty (30) days after Buyer receives such Dispute Notice, then the undisputed portion, if any, of the claim will be paid to Buyer from the Escrow Fund and the dispute may be submitted to litigation by either party or may be resolved by any other final and binding dispute resolution process as may then be mutually agreed to by the Buyer and Sellers' Representative. The Escrow Agent shall set aside in the Escrow Fund an amount equal to the disputed portion of such claim pending the Final Determination (as hereinafter defined) of such claim. "Final Determination" in respect of any disputed claim for indemnification means the settlement of such dispute by mutual agreement of Buyer and Sellers' Representative, or if no such settlement is reached, (i) a final judgment by a court of competent jurisdiction which is either is non-appealable or with respect to which the time for appeal has expired without the filing of a timely appeal, or (ii) a binding and non-appealable final determination pursuant to such other dispute resolution process as may be agreed to by the Buyer and the Sellers' Representative.

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                  (d) If any claim by Buyer for indemnification from the Escrow
Fund made in accordance with the provisions of this Section 5 shall be disputed and unresolved as of the Deadline, the amount of the Escrow Fund set aside with respect to such disputed claim shall continue to be held in escrow until there is a Final Determination of such claim, and all remaining funds in the Escrow Fund shall thereupon be distributed to the Former Stockholders at the respective addresses shown on Appendix I, with each Former Stockholder being entitled to the percentage thereof set forth on Appendix I. Promptly after the Final Determination of such disputed claim the remaining funds in the Escrow Fund shall be paid to Buyer to the extent awarded by such Final Determination, and the balance (if any) of such funds shall thereupon be distributed to the Former Stockholders at the respective addresses shown on Appendix I, with each Former Stockholder being entitled to the percentage thereof set forth on Appendix I.

         6. CONTROVERSY. If a controversy arises between one or more of the parties to this Escrow Agreement, or between any of the parties to this Escrow Agreement and any persons not a party to this Escrow Agreement, as to whether or not or to whom the Escrow Agent shall distribute any part or all of the Escrow Fund, the Escrow Agent shall not be required to determine the controversy and need not make any distribution from the Escrow Fund but may retain the same until the Escrow Agent receives a joint written authorization from Sellers' Representative and Buyer, or a final judgment by a court of competent jurisdiction which is either non-appealable or with respect to which the time for appeal has expired without the filing of a timely appeal.


         7. INVESTMENT. (a) The Escrow Agent shall invest the Escrow Fund in such tax-free interest bearing securities as shall be directed in writing jointly by Sellers' Representative and Buyer from time to time. Earnings upon such investments shall be accumulated in the Escrow Fund, will be available for the satisfaction of claims as provided in this Escrow Agreement and Article VII of the Purchase Agreement, and will be distributed as provided in this Escrow Agreement.

                  (b) Absent written instructions to the contrary, the Escrow Agent shall invest the Escrow Fund in The Victory Portfolios Tax-Free Money Market Fund.

         8. NOTICES. All notices given hereunder shall be in writing delivered as follows:

                  (a)      If to Buyer, to:

                           Sinter Metals, Inc.
                           Terminal Tower, Suite 3200
                           50 Public Square
                           Cleveland, Ohio 44113
                           Attn:            Chief Financial Officer
                           Telephone:       (216) 771-1711
                           FAX:             (216) 344-7631


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

                           With a copy to:

                           Calfee, Halter & Griswold
                           1400 McDonald Investment Center
                           800 Superior Avenue
                           Cleveland, Ohio  44114-2688
                           Attention:       Richard N. Ogle, Esq.
                           Telephone:       (216) 622-8256
                           FAX:             (216) 241-0816

                  (b) If to the Former Stockholders and/or the Sellers' Representative, to:

                           Nancy Lundgren
                           442 N. Division
                           Holland, Michigan 49424
                           Telephone:  __________________
                           Fax:__________________________

                           With a copy to:

                           Bodman, Longley & Dahling LLP
                           34th Floor
                           100 Renaissance Center
                           Detroit, Michigan 48243
                           Attention:       Stephen I. Greenhalgh, Esq.
                           Telephone:       (313) 259-7777
                           Fax:             (313) 393-7579

                  (c)      If to Escrow Agent:

                           Key Trust Company, N.A.
                           127 Public Square, 15th Floor
                           Cleveland, Ohio 44114

                           Attention: Terrence J. Stone, Trust Escrow/Custody
                                      Dept.
                           Telephone: (216) 689-3226

                           FAX:       (216) 689-3777

or to such other address as may have been designated by notice after the date hereof. Notices sent by registered or certified mail, postage prepaid, return receipt requested, or by a commercial courier or delivery service, shall be deemed to have been given when received by the person to whom the notice is addressed.


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

         9.       REPLACEMENT OF ESCROW AGENT.

                  9.1 RESIGNATION OR REMOVAL. The Escrow Agent may resign as such following the giving of 30 days' prior written notice to the other parties to this Escrow Agreement. Similarly, the Escrow Agent may be removed and replaced following the giving of 30 days' prior written notice to the Escrow Agent by Buyer and Sellers' Representative. In either event, the duties of the Escrow Agent shall terminate 30 days after the date of such notice (or as of such earlier date as may be mutually agreeable), and a successor Escrow Agent shall be appointed by Buyer and Sellers' Representative as evidenced by a written notice filed with the Escrow Agent.

                  9.2 APPOINTMENT OF SUCCESSOR. If Buyer and Sellers' Representative are unable to agree upon a successor Escrow Agent or shall have failed to appoint a successor Escrow Agent prior to the expiration of 30 days following the date of the notice of resignation or removal, the then acting Escrow Agent shall petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief; and any such resulting appointment shall be binding upon all of the parties to this Escrow Agreement.

                  9.3 TERMINATION OF OBLIGATIONS. Upon acknowledgement by any successor Escrow Agent of the receipt of the Escrow Amount, the then replaced Escrow Agent shall be fully relieved of all duties, responsibilities and obligations under this Escrow Agreement, except with respect to actions previously taken or omitted by such Escrow Agent.

         10. TERMINATION. This Escrow Agreement shall terminate as to all parties when the Escrow Agent has delivered and disbursed in accordance with the applicable provisions of the Purchase Agreement and this Escrow Agreement all of the monies subject to this Escrow Agreement in its possession.

         11.      MISCELLANEOUS.

                  11.1 SUCCESSOR SELLERS' REPRESENTATIVE. A substitute or successor Sellers' Representative may be appointed by the joint written agreement of all Former Stockholders.

                  11.2 EXCLUSIVE JURISDICTION. Legal proceedings brought in connection with this Escrow Agreement may be commenced only in a federal or state court located in Cleveland, Ohio, and all objections to personal jurisdiction and venue in any action or proceeding so commenced are hereby waived. As long as service of process is by notice as provided in Section 8 of this Escrow Agreement or as required by any such court, all objections to improper service of process are hereby waived.

                  11.3 GOVERNING LAW. This Escrow Agreement shall be deemed to have been executed and delivered in the State of Ohio and shall be governed by and construed in accordance with the laws of the state of Ohio without regard to its conflicts of laws provisions.


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

                  11.4 ENTIRE AGREEMENT. This Escrow Agreement, and as to Buyer and Sellers' Representative the applicable provisions of the Purchase Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, among the parties with respect to the subject matter hereof. Nothing contained in this Escrow Agreement, however, is intended or shall be construed as limiting Buyer's rights to indemnification under the provisions of the Purchase Agreement. This Escrow Agreement and the Escrow Agent's duties hereunder may not be amended or modified except by an instrument in writing signed by Buyer, Sellers' Representative and the Escrow Agent.

                  11.5 ASSIGNMENT. This Escrow Agreement shall be binding on the parties hereto, their successors and permitted assigns. No other person shall have any rights or duties hereunder except as specifically provided for in this Escrow Agreement or, as to Buyer and Sellers' Representative, the Purchase Agreement. This Escrow Agreement may not be assigned by any party hereto without the prior written consent of the nonassigning parties.

                  11.6 SEVERABILITY. If any provision or clause of this Escrow Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, such invalidity or unenforceability shall not affect other provisions or applications of this Escrow Agreement which can be given effect without the invalid or unenforceable provision or application, and to this end the provisions of this Escrow Agreement are declared to be severable.

                  11.7 COUNTERPARTS. This Escrow Agreement may be signed in any number of counterparts with the same effect as if the signatures of all parties were upon the same instrument, all of which counterparts taken together shall constitute the same instrument.

                  11.8 CONFLICT WITH PURCHASE AGREEMENT. As between Buyer and Sellers' Representative, in the event of a conflict between the terms of this Escrow Agreement and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern.

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



                  IN WITNESS WHEREOF, this Escrow Agreement has been executed by the parties as of the date first above written.

ESCROW AGENT:                     BUYER:

KEY TRUST COMPANY, N.A.           SINTER METALS, INC.

By /s/ Terence J. Stone           By /s/ Ronald G. Campbell
  ----------------------            ----------------------------------

         Its                               Its Asst. Treasurer
            ------------                       -----------------------

                                  SELLERS' REPRESENTATIVE:

                                       /s/ Nancy Lundgren
                                  ------------------------------------
                                           Nancy Lundgren

                                  FORMER STOCKHOLDERS:
                                       /s/ Nancy Lundgren
                                  ------------------------------------
                                           Nancy Lundgren
                                       /s/ John T. Weaver
                                  ------------------------------------
                                           John T. Weaver
                                       /s/ Kendall S. Page
                                  ------------------------------------
                                           Kendall S. Page
                                       /s/ Richard Carmichael
                                  ------------------------------------
                                           Richard Carmichael


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                                   APPENDIX I

NAME AND ADDRESS                                     PERCENTAGE INTEREST
- ----------------                                     -------------------
Nancy Lundgren                                              47.117647%
442 N. Division
Holland, Michigan 49424

John T. Weaver                                              35.9411764%
2900 Wood Duck Lane
Ada, Michigan 49301

Kendall S. Page                                             10.5882352%
17181 Ventura
Holland, Michigan 49424

Richard Carmichael                                           6.3539411%
14354 Aspen Vale Drive
Holland, Michigan 49424

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                                  APPENDIX II

The following represents Escrow Agent's fee for services as described in this Agreement. Annual fee payable upon closing and excution of Escrow Agreement:
$750.00 Quarterly thereafter beginning on the anniversary date of the account opening: $187.50









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